The Arena Group Reports Q1 2026 Results

Monetization Strategy Optimization, Licensing and Commerce Growth, and AI Adoption Efforts
Fuel 2026 Momentum

NEW YORK – May 11, 2026 – The Arena Group Holdings, Inc. (NYSE American: AREN) (“The Arena Group” or “Arena”), the brand, data and IP company home to many of the nation's most recognizable brands, including Parade, TheStreet, Men’s Journal, Athlon Sports, ShopHQ and the Adventure Network (including Surfer, Powder, Bike Magazine and more), today announced financial results for the three months ending March 31, 2026 (“Q1 2026”).
Financial Highlights for Q1 2026:
•First quarter revenue was $20.4 million, compared to $31.8 million in Q1 2025, and gross margin was 34.8% in Q1 2026, compared to 49.4% in Q1 2025, reflecting changes in referral traffic patterns between periods alongside the impact of strategic technical testing performed in Q1 2026 to drive yield and accelerate long-term audience growth.
•Net loss was $2.7 million, or -13.2% of revenue, compared to net income of $4.0 million, or 12.6% of revenue, in Q1 2025. Q1 2026 results were influenced by elevated severance charges and professional fees totaling over $1 million, stemming from specific legal and restructuring actions taken during the quarter.
•Adjusted EBITDA for Q1 2026 was $1.7 million compared to Adjusted EBITDA of $9.7 million in Q1 2025. Adjusted EBITDA margin was 8.3% in Q1 2026 compared to 30.5%, in Q1 2025, as Arena continues to prioritize transition to a leaner and more agile operating structure.
•Cash increased by nearly $1 million during Q1 2026, from a cash balance of $10.3 million as of December 31, 2025 to $11.2 million as of March 31, 2026 demonstrating efficient cash conversion.

“This quarter was a pivotal launchpad for our future,” said Paul Edmondson, CEO of The Arena Group. “By aggressively accelerating our AI adoption and conducting rigorous technical tests on monetization, we believe that we have gained the insights necessary to steady our audience and drive yields for the remainder of 2026.
“We deliberately chose this quarter to push testing at the center of audience and monetization. While these intensive experiments were bold, they have sharpened our audience and monetization strategy. We have confidence that the intelligence we’ve built this quarter will drive meaningful yield growth this year.”

Debt Refinancing Progress Update:
The Arena Group continues to make progress in its effort to optimize the company’s current capital structure. The company has engaged a leading commercial bank to replace its existing debt facility. The successful execution of this new facility is expected to strengthen financial flexibility, reduce debt servicing costs, and provide a more efficient capital structure to support future growth and long-term value creation.
Operational Highlights for Q1 2026:

•Monetization Strategy Optimization: Through controlled testing and adjustments to ad density, layouts, video units and user experience, monetization strategy has been refined to increase revenue across The Arena Group’s sites. Despite the fluctuations seen due to the testing, CPMs beat US Market OMP (open market) by 72% in Q1 2026, according to Adomik.
•Brand Building Initiatives and Growth: Continued to develop brand impact and authority through initiatives such as signature video and branded content series, events, the continued publication of print magazines and strategic operating partnerships.
•Aggressive AI Adoption: Accelerated AI adoption, especially in development of games, content generation strategy and tooling.
•Licensing Initiatives: Licensed badging business achieved 72% year-over-year growth for the quarter, and Men’s Journal Spirits Shop also experienced rapid growth, including a 165% increase in average weekly sales in Q1 2026 compared to Q4 2025. Further expansion into high-value experiential categories continues to drive licensing efforts in the upcoming quarters.
•Commerce Momentum: ShopHQ added a total of 40 partners, supplying 44 brands, throughout the quarter, and saw a 14% increase in orders in Q1 2026 over Q4 2025. With the recent expansion into TikTok Shop in Q2 2026, momentum continues to build as peak shopping months are ahead in Q3 and Q4 2026.

About The Arena Group
The Arena Group Holdings, Inc. (NYSE American: AREN) is a brand, data and IP company that builds, acquires and scales high-performing digital assets. We combine technology, storytelling and entrepreneurship to create deep content verticals that engage passionate audiences across sports & leisure, lifestyle and finance. Through our portfolio of owned and operated brands including Parade, TheStreet, Men’s Journal, Athlon Sports, ShopHQ and the Adventure Network (Surfer, Powder, Bike Magazine and more), we deliver trusted content and meaningful experiences to millions of users each month. Visit us at thearenagroup.net to learn more.

THE ARENA GROUP HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of dollars, except for share data)

	As of
	March 31, 2026	December 31, 2025
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$11,230	$10,338
Accounts receivable (net of allowances of $1,169 and $1,255 at March 31, 2026 and December 31, 2025, respectively)	18,149	22,270
Prepayments and other current assets	3,125	3,022
Total current assets	32,504	35,630
Property and equipment, net	56	56
Operating lease right-of-use assets	1,957	2,031
Platform development, net	9,506	9,762
Acquired and other intangible assets, net	21,519	22,412
Other long term assets	133	137
Goodwill	42,575	42,575
Total assets	$108,250	$112,603
Liabilities and stockholders’ deficiency
Current liabilities:
Accounts payable	$3,063	$1,676
Accrued expenses and other	5,354	7,631
Unearned revenue	2,468	3,251
Subscription and returns reserve liability	580	508
Operating lease liability, current portion	413	402
Liquidated damages payable	3,610	3,535
Total current liabilities	15,488	17,003
Unearned revenue, net of current portion	35	43
Operating lease liability, net of current portion	1,963	2,071
Deferred tax liabilities	591	733
Term debt	97,592	97,578
Total liabilities	115,669	117,428
Commitments and contingencies
Stockholders' deficiency:
Common stock, $0.01 par value, authorized 1,000,000,000 shares; issued and outstanding: 47,602,790 and 47,594,930 shares at March 31, 2026 and December 31, 2025, respectively	482	482
Additional paid-in capital	349,262	349,198
Accumulated deficit	(357,163)	(354,505)
Total stockholders’ deficiency	(7,419)	(4,825)
Total liabilities and stockholders’ deficiency	$108,250	$112,603

THE ARENA GROUP HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In thousands of dollars, except for share data)

	Three Months Ended March 31,
	2026	2025

Revenue	$20,406	$31,815
Cost of revenue (includes amortization of platform development and developed technology for the three months ended March 31, 2026 and 2025 of $1,050 and $1,276, respectively.	13,325	16,146
Gross profit	7,081	15,669
Operating expenses
Selling and marketing	1,851	2,134
General and administrative	4,641	5,283
Depreciation and amortization	893	890
Total operating expenses	7,385	8,307
Income (loss) from operations	(304)	7,362
Other (expense) income
Interest expense, net	(2,421)	(3,004)
Liquidated damages	(75)	(75)
Total other expense	(2,496)	(3,079)
Income (loss) before income taxes	(2,800)	4,283
Income tax benefit (provision)	142	(286)
Income (loss) from continuing operations	(2,658)	3,997
Income from discontinued operations, net of tax	—	23
Net income (loss)	$(2,658)	$4,020
Basic net income (loss) per common share:
Continuing operations	$(0.06)	$0.08
Discontinued operations	—	—
Basic net income (loss) per common share	$(0.06)	$0.08
Diluted net income (loss) per common share:
Continuing operations	$(0.06)	$0.08
Discontinued operations	—	—
Diluted net income (loss) per common share	$(0.06)	$0.08
Weighted average number of common shares outstanding:
Basic	47,490,739	47,458,076
Diluted	47,490,739	47,466,658
We report our financial results in accordance with generally accepted accounting principles in the United States of America (“GAAP”); however, management believes that certain non-GAAP financial measures provide users of our financial information with useful supplemental information that enables a better comparison of our performance across periods. We believe Adjusted EBITDA provides visibility to the underlying continuing operating performance by excluding the impact of certain items that are noncash in nature or not related to our core business operations. We calculate Adjusted EBITDA as net loss as adjusted for loss from discontinued operations, with additional adjustments for (i) interest expense (net), (ii) income taxes, (iii) depreciation and amortization, (iv) stock-based compensation, (v) change in valuation of contingent consideration, (vi) liquidated damages, (vii) loss on impairment of assets, and (viii) employee restructuring payments. Our non-GAAP measure may not be comparable to similarly titled measures used by other companies, have limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Additionally, we do not consider our non-GAAP measures as superior to, or a substitute for, the equivalent measure calculated and presented in accordance with GAAP. Some of the limitations are that our non-GAAP measure:

●	does not reflect interest expense and financing fees, or the cash required to service our debt, which reduces cash available to us;
●	does not reflect income tax provision or benefit, which is a noncash income or expense;
●	does not reflect depreciation and amortization expense and, although this is a noncash expense, the assets being depreciated may have to be replaced in the future, increasing our cash requirements;
●	does not reflect stock-based compensation and, therefore, does not include all of our compensation costs;
●	does not reflect the change in valuation of contingent consideration, and, although this is a noncash income or expense, the change in the valuations each reporting period are not impacted by our actual business operations but is instead strongly tied to the change in the market value of our common stock;
●	does not reflect liquidated damages and, therefore, does not include future cash requirements if we repay the liquidated damages in cash instead of shares of our common stock (which the investor would need to agree to);
●	does not reflect any losses from the impairment of assets, which is a noncash operating expense;
●	does not reflect any losses from the sale of assets, which is a noncash operating expense
●	does not reflect the employee retention credits recorded by us for payroll related tax credits under the CARES Act;
●	does not reflect payments related to employee severance and employee restructuring changes for our former executives;
●	does not reflect the professional and vendor fees incurred by us for services provided by consultants, accountants, lawyers, and other vendors, which services were related to certain types of events that are not reflective of our business operations; and
●	may not reflect proper non direct cost allocations.

The following table presents a reconciliation of Adjusted EBITDA to net income (loss), which is the most directly comparable GAAP measure, for the periods indicated:

	Three Months Ended March 31,
	2026	2025
Net income (loss)	$(2,658)	$4,020
Less: Income from discontinued operations	—	(23)
Income (loss) from continuing operations	(2,658)	3,997
Add:
Interest expense, net (1)	2,421	3,004
Income taxes	(142)	286
Depreciation and amortization (2)	1,943	2,166
Stock-based compensation (3)	64	182
Liquidated damages (4)	75	75
Adjusted EBITDA	$1,703	$9,710

(1)
Interest expense is related to our capital structure and varies over time due to a variety of financing transactions. Interest expense includes $14 and $31 for amortization of debt discounts for the three months ended March 31, 2026 and 2025 respectively, as presented in our condensed consolidated statements of cash flows, which are noncash items. Investors should note that interest expense will recur in future periods.

(2)
Depreciation and amortization related to our developed technology and our Platform is included within cost of revenues of $1,050 and $1,276 for the three months ended March 31, 2026 and 2025, respectively, and depreciation and amortization is included within operating expenses of $893 and $890 for the three months ended March 31, 2026 and 2025, respectively. We believe (i) the amount of depreciation and amortization expense in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired tangible and intangible assets. Investors should note that the use of tangible and intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.

(3)
Stock-based compensation represents noncash costs arise from the grant of stock-based awards to employees, consultants and directors. We believe that excluding the effect of stock-based compensation from Adjusted EBITDA assists management and investors in making period-to-period comparisons in our operating performance because (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations, and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Additionally, we believe that excluding stock-based compensation from Adjusted EBITDA assists management and investors in making meaningful comparisons between our operating performance and the operating performance of other companies that may use different forms of employee compensation or different valuation methodologies for their stock-based compensation. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future.

(4)
Liquidated damages (or interest expense related to accrued liquidated damages) represents amounts we owe to certain of our investors in private placements offerings conducted in fiscal years 2018 through 2020, pursuant to which we agreed to certain covenants in the respective securities purchase agreements and registration rights agreements, including the filing of resale registration statements and becoming current in our reporting obligations, which we were not able to timely meet.

Forward-Looking Statements

This Press Release of The Arena Group Holdings, Inc. (the “Company,” “we,” “our,” and “us”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning our business strategy, future revenues and income from continuing operations, anticipated yield growth and monetization improvements, cost reductions, debt refinancing efforts, market growth, capital requirements, product introductions, expansion plans, our stock price relative to our peers and our share repurchase program (as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 16, 2026 (the “2025 Form 10-K”) and in our other SEC filings and publicly available documents). Other statements contained in this Press Release that are not historical facts are also forward-looking statements. We have tried, wherever possible, to identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and other stylistic variants denoting forward-looking statements.

We caution investors that any forward-looking statements presented in this Press Release, or that we may make orally or in writing from time to time, are based on information currently available, as well as our beliefs and assumptions. The actual outcome related to forward-looking statements will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control or ability to predict. Although we believe that our assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, our actual future results can be expected to differ from our expectations, and those differences may be material. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. We detail other risks in our public filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A, Risk Factors, in the 2025 10-K. The discussion in this Press Release should be read in conjunction with the consolidated financial statements and notes thereto included in Part II, Item 8 in the 2025 10-K.

This Press Release and all subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date of this Press Release except as may be required by law.

The Arena Group Contact:
Morgan Fitzgerald
morgan.fitzgerald@thearenagroup.net

The Arena Group Investor Contact:
Rob Fink
FNK IR
646-809-4048
aren@fnkir.com